Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES SECOND QUARTER 2019 FINANCIAL RESULTS

Omaha, Nebraska (Business Wire)	August 9, 2019

Boston Omaha Corporation (NASDAQ: BOMN) (the “Company”) announced its financial results for the second quarter ended June 30, 2019 in connection with filing its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

We show below summary financial data for the second quarter of 2019 and 2018. Our Quarterly Report on Form 10-Q can be found at www.bostonomaha.com.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2019	2018	2019	2018
Billboard Rentals, Net	$7,149,992	$1,699,269	$13,930,382	$3,249,459
Premiums Earned	2,487,557	507,045	4,369,899	984,349
Insurance Commissions	402,956	751,684	758,103	1,516,868
Investment and Other Income	99,056	31,761	191,902	62,027
Total Revenues	10,139,561	2,989,759	19,250,286	5,812,703

Depreciation and Amortization Expense	3,717,694	997,619	7,409,529	2,086,647

Net Loss Attributable to Common Stockholders	$(2,114,348)	$(1,598,097)	$(6,192,734)	$(3,667,479)
Basic and Diluted Net Loss per Share	$(0.09)	$(0.08)	$(0.28)	$(0.21)

			June 30,	December 31,
			2019	2018
Total Unrestricted Cash & Investments (1)			$96,675,295	$103,950,458
Total Assets			390,159,291	332,194,521
Total Liabilities			65,628,255	15,633,559
Total Noncontrolling Interest			1,623,132	1,345,578
Total Stockholders’ Equity			$322,907,904	$315,215,384

(1) Investments is made up of short-term U.S. treasury securities classified as securities available for sale.

Our book value per share was $14.24 at June 30, 2019, compared to $14.27 at December 31, 2018.

As of June 30, 2019, we had 21,619,321 shares of Class A common stock and 1,055,560 shares of Class B common stock issued and outstanding.

As of August 8, 2019, we had 21,954,072 shares of Class A common stock and 1,055,560 shares of Class B common stock issued and outstanding.

About Boston Omaha Corporation

Boston Omaha Corporation is a public company engaged in several lines of business, including outdoor advertising and surety insurance, and also maintains investments in commercial real estate, residential homebuilding and banking businesses.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company make as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and services, the Company’s expectations regarding the Company’s sales, expenses, gross margins and other results of operations, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Contacts:

Boston Omaha Corporation

Catherine Vaughan, 617-875-8911

cathy@bostonomaha.com